Restructuring Charges (Tables)	12 Months Ended
Dec. 31, 2011
Restructuring Charges (Tables) [Abstract]
Restructuring Charges

The following table summarizes the Company's restructuring reserves activity for the years ended December 31, 2011, 2010 and 2009:

(Millions)	Severance(a)	Other(b)	Total
Liability balance as of December 31, 2008	$365	$62??	$427
Restructuring charges, net of $52 in revisions(c)	161	24??	185
Payments	(287)	(45)	(332)
Other non-cash(d)	14	(9)	5
Liability balance as of December 31, 2009	253	32	285
Restructuring charges, net of $27 in revisions(c)	98	(2)	96
Payments	(141)	(14)	(155)
Other non-cash(d)	(11)	―	(11)
Liability balance as of December 31, 2010	199	16	215
Restructuring charges, net of $27 in revisions(e)	96	23	119
Payments	(121)	(8)	(129)
Other non-cash(d)	(4)	(1)	(5)
Liability balance as of December 31, 2011(f)	$170	$30??	$200

  Accounted for in accordance with GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
  Other primarily includes facility exit, asset impairment and contract termination costs.
  Revisions primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
  Consists primarily of foreign exchange impacts. During 2009, the amounts in other also include asset impairments directly related to restructuring activity.
  Net revisions of $27 million were recorded in the Company's reportable operating segments and Corporate & Other as follows: $21 million in USCS, $(2) million in ICS, $(5) million in GCS, $8 million in GNMS and $5 million in Corporate & Other. These revisions primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
  The majority of cash payments related to the remaining restructuring liabilities are expected to be completed in 2012, and to a lesser extent certain contractual long-term severance arrangements and lease obligations are expected to be completed in 2013 and 2019, respectively.

Restructuring charges, by reportable segment

The following table summarizes the Company's restructuring charges, net of revisions, by reportable operating segment and Corporate & Other for the year ended December 31, 2011, and the cumulative amounts relating to the restructuring programs that were in progress during 2011 and initiated at various dates between 2008 and 2011.

		Cumulative Restructuring Expense Incurred To Date On
	2011	In-Progress Restructuring Programs
	Total Restructuring
	Charges, net of
(Millions)	revisions	Severance	Other	Total
USCS	$(10)	$58	$6	$64
ICS	29	84	2	86
GCS	37	239	18	257
GNMS	(1)	30	9	39
Corporate & Other	64	72	40	112	(a)
Total	$119	$483	$75	$558	(b)

  Corporate & Other includes certain severance and other charges of $108 million, related to Company-wide support functions which were not allocated to the Company's reportable operating segments, as these were corporate initiatives, which is consistent with how such charges were reported internally.
  As of December 31, 2011, the total expenses to be incurred for previously approved restructuring activities that were in progress are not expected to be materially different than the cumulative expenses incurred to date for these programs, except for those 2012 charges noted above.